UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) October 10, 2024

NRX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38302	82-2844431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Orange Street, Suite 600
Wilmington, Delaware 19801
(Address of principal executive offices) (Zip Code)

(484) 254-6134
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRXP	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	NRXPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously reported in the Current Report on Form 8-K filed by NRx Pharmaceuticals, Inc. (the “Company”, “we” and “us”) on August 14, 2024 (the “August 8-K”), on August 14, 2024 (the “First Closing Date”), the Company closed the sale of the first tranche of certain promissory notes and warrants to purchase the Company’s common stock, par value $0.001 per share (“Common Stock”) contemplated by that certain Securities Purchase Agreement dated August 12, 2024 (the “Purchase Agreement”), by and between the Company and certain institutional investors (collectively, the “Investors”). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

Pursuant to the Purchase Agreement, the Company agreed to sell Senior Secured Convertible Promissory Notes (the “Notes”) in the aggregate principal amount of up to approximately $16.3 million in three tranches of $5.435 million, and warrants to purchase that amount of shares of the Company’s Common Stock equal to 50% of the principal amount of the Notes in the respective tranche divided by the volume weighted average price (“VWAP”) of the Company’s Common Stock, as listed on the Nasdaq Capital Market, on the day prior to the closing of each respective tranche under the Purchase Agreement (the “Warrants”), and entered into a Security Agreement, Patent Security Agreement, Registration Rights Agreement, and Subsidiary Guarantee (the foregoing, collectively with the Purchase Agreement, the Notes, and the Warrants, the “Transaction Documents”). The Company plans to use a portion of the proceeds from the sale of the Second Tranche Notes (as defined below) to repay existing variable priced convertible promissory notes and for general working capital.

On the First Closing Date, the Company sold a total of (a) $5.435 million in Notes, with an aggregate purchase price of approximately $5.0 million, and (b) Warrants to purchase up to 1,349,305 shares of Common Stock (the “First Closing”). On October 10, 2024 (the “Second Closing Date”), the Company sold a total of (y) $5.435 million in Notes (the “Second Tranche Notes”), with an aggregate purchase price of approximately $5.0 million, and (z) Warrants to purchase up to 1,846,128 shares of Common Stock (the “Second Closing”). The Second Tranche Notes are convertible into Common Stock, at a per share conversion price equal to by the lower of (a) $1.7664, (the “Fixed Conversion Price”) or (b) a price equal to 92% of the lowest VWAP during the seven trading day period immediately preceding the effective date set forth in a Notice of Conversion (as defined in the Notes) (each, a “Conversion Date”) delivered by an Investor to the Company (the “Alternate Conversion Price”, and together with the Fixed Conversion Price, the “Conversion Price”). The Conversion Price is subject to, among other customary provisions, downward adjustment in the event of any future issuance by the Company of Common Stock (or Common Stock Equivalents (as defined in the Notes)) below the then effective Conversion Price.

As more fully described in the August 8-K: (i) the Company and each of its subsidiaries provided the Investors a first priority security interest in substantially all of their assets to secure the repayment of the Notes pursuant to the Security Agreement; (ii) the Company provided the Investors with the Patent Security Agreement in order to record the security interest granted to the Investors with the United States Patent and Trademark Office; (iii) each of the Company’s subsidiaries jointly and severally guaranteed the obligations under the Notes pursuant to the Subsidiary Guaranty; and (iv) the Company agreed to file a Registration Statement on Form S-3 within 21 days after the Second Closing Date to register (a) except for certain shares of Common Stock previously registered in connection with the First Closing, all the shares of Common Stock then issued and issuable upon conversion in full of the Notes (assuming on such date the Notes are converted in full without regard to any conversion limitations therein), (b) all shares of Common Stock issued and issuable as interest or principal on the Notes assuming all permissible interest and principal payments are made in shares of Common Stock and the Notes are held until maturity, (c) all shares of Common Stock issued and issuable upon exercise of the Warrants (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein), (d) any additional shares of Common Stock issued and issuable in connection with any anti-dilution provisions in the Notes or the Warrants (in each case, without giving effect to any limitations on conversion set forth in the Notes or limitations on exercise set forth in the Warrants) and (e) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

For more information and greater detail on terms of the Notes, Warrants, Purchase Agreement, Security Agreement, Patent Security Agreement, Registration Rights Agreement, Subsidiary Guarantee, see the August 8-K.

Concurrently with the Second Closing, the Company and the Investor mutually agreed to not proceed with the third tranche of $5.435 million in Notes under the Purchase Agreement.

In connection with the above offering, the Company engaged EF Hutton LLC as placement agent (the “Placement Agent”). Pursuant to the terms of the engagement with the Placement Agent, the Company will pay a cash fee of 7% of the gross proceeds the Company receives in the Second Closing. The Company also agreed to reimburse the Placement Agent at the Second Closing for expenses incurred, including disbursements of legal counsel, in an amount not to exceed of $50,000.

The foregoing descriptions of the Notes, the Warrants, Purchase Agreement, the Security Agreement, the Patent Security Agreement, the Registration Rights Agreement, and Subsidiary Guarantee, do not purport to be complete, and are qualified in their entirety by reference to each such document (or form thereof, as applicable), filed as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, 10.4, and 10.5, respectively, and incorporated herein by reference.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 in this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Notes and the Warrants were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), based on the exemption from registration afforded by Section 4(a)(2) of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1
Form of Senior Secured Convertible Promissory Note to be issued by the Company pursuant to and in accordance with the Securities Purchase Agreement (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 14, 2024).

4.2
Form of Common Stock Purchase Warrant to be issued by the Company pursuant to and in accordance with the Securities Purchase Agreement (Incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 14, 2024).

10.1*
Securities Purchase Agreement, dated August 12, 2024, by and among the Company and the purchasers signatory thereto (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 14, 2024).

10.2
Form of Security Agreement to be entered into by and among the Company and the other parties signatory thereto (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 14, 2024).

10.3
Form of Patent Security Agreement, to be entered into by and among the Company and the other parties signatory thereto (incorporated by reference to Exhibit 10.3 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 14, 2024).

10.4
Form of Registration Rights Agreement to be entered into by and among the Company and the parties signatory thereto (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 14, 2024).

10.5
Form of Subsidiary Guarantee to be entered into by and among the Company and the purchasers signatory thereto (incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 14, 2024).

104	Cover Page Interactive Data File (formatted as Inline XBRL).

* The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRX PHARMACEUTICALS, INC.

Date: October 15, 2024	By:	/s/ Jonathan Javitt
	Name:	Jonathan Javitt
	Title:	Interim Chief Executive Officer